Filed Pursuant to Rule 497(a)
File No. 333-218040
Rule 482 AD

New Mountain Finance Corporation Announces Pricing of $50 Million of 5.75% Notes due 2023

New York, NY – 09/21/2018 – New Mountain Finance Corporation (the “Company”) (NYSE: NMFC) announced today the pricing of an underwritten public offering of $50.0 million in aggregate principal amount of its 5.75% unsecured notes due 2023 (the “Notes”).  In addition, the Company has granted the underwriters for the offering of the Notes a 30-day option to purchase up to an additional $7.5 million in aggregate principal amount of the Notes. The closing of the offering is subject to customary closing conditions and is expected to take place on September 25, 2018.

The Notes will mature on October 1, 2023 and may be redeemed in whole or in part at any time, or from time to time, at the Company’s option on or after October 1, 2020. Interest on the Notes will be payable quarterly in arrears on January 1, April 1, July 1 and October 1, commencing on January 1, 2019.

The Notes are expected to be listed, and trade, on the New York Stock Exchange under the trading symbol “NMFX” within 30 days from their original issue date.

The Company intends to use the net proceeds from the sale of the Notes to repay outstanding indebtedness under its credit facilities. However, through re-borrowing under such credit facilities, the Company intends to make new investments in accordance with its investment objective and strategies and use available capital for other general corporate purposes, including working capital requirements. The Notes have no restrictions related to the type and security of assets in which the Company might invest.

Keefe, Bruyette & Woods, Inc. is acting as the sole bookrunner for the offering.  Janney Montgomery Scott LLC, BB&T Capital Markets, a division of BB&T Securities, LLC, William Blair & Company, L.L.C., Ladenburg Thalmann & Co. Inc. and Oppenheimer & Co. Inc. are acting as co-lead managers for the offering.  Wedbush Securities Inc. is acting as co-manager for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement, dated September 20, 2018, and accompanying prospectus, dated July 13, 2018, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes, nor shall there be any sale of these securities, in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 (telephone number: 1-800-966-1559).

About New Mountain Finance Corporation

New Mountain Finance Corporation is a closed-end, non-diversified and externally managed investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. The Company’s investment objective is to generate current income and capital appreciation through the sourcing and origination of debt securities at all levels of the capital structure, including first and second lien debt, notes, bonds and mezzanine securities. The Company’s first lien debt may include traditional first lien senior secured loans or unitranche loans. Unitranche loans combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche loans will expose the Company to the risks associated with second lien and subordinated loans to the extent it invests in the “last out” tranche. In some cases, the investments may also include small equity interests. The Company’s investment activities are managed by its Investment Adviser, New Mountain Finance Advisers BDC, L.L.C., which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements”, which relate to future events or our future operations, performance or financial condition. Forward-looking statements include statements regarding our intentions related to the offering discussed in this press release, including the use of proceeds from the offering. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein, unless required to do so by law. All forward-looking statements speak only as of the time of this press release.

SOURCE: New Mountain Finance Corporation

New Mountain Finance Corporation
Shiraz Y. Kajee, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505